                             THE CALDOR CORPORATION
                                20 Glover Avenue
                         Norwalk, Connecticut 06856-5620

                                 March 12, 1997


TO THE BANKS PARTY TO THE AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT DATED AS OF OCTOBER 17, 1995, AS AMENDED, AMONG THE CALDOR CORPORATION, THE GUARANTORS NAMED THEREIN, THE BANKS PARTY THERETO AND CHEMICAL BANK, AS AGENT

                  Revised Four Store Amendment Letter Agreement

Gentlemen:

         This has reference to the Amended and Restated Revolving Credit and Guaranty Agreement dated as of October 17, 1995 (as heretofore amended, the "Credit Agreement") among The Caldor Corporation, as Borrower, the Guarantors named therein, the Banks party thereto and Chemical Bank, as Agent. All terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         The Borrower (i) has determined to close the four retail stores listed on Annex A hereto and to conduct going out of business sales at such stores (the "GOB Sales") and (ii) at the request of the Required Banks, has agreed that 100% of the net proceeds of the GOB Sales shall be applied to a prepayment of the Tranche B Loans (and to the permanent reduction of the Total Tranche B Commitment in an amount that is equal to the amount of such prepayment of the Tranche B Loans). Accordingly, the Borrower, the Guarantors, the Agent and the Banks hereby agree as follows:

              1. The definition of the term "Tranche B Commitment" set forth in
         Section 1.01 of the Credit Agreement is hereby amended by inserting the words "Section 2.01(b)," immediately before the words "Section 2.10" appearing therein.

              2. Section 2.01(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

              "Notwithstanding anything to the contrary set forth in this
              Section or on Annex A hereto, the Total Tranche B Commitment shall be permanently reduced by an amount that is equal to the proceeds of the store closing sales referred to in Section 6.12(iv) that are applied to the prepayment of the Tranche B Loans pursuant to such Section, such
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                                       2                          March 12, 1997

              reduction to take effect automatically upon the making of such prepayment."

              3. Section 2.13(b) of the Credit Agreement is hereby amended by inserting the words "and Section 6.12(iv)" immediately after the words "Section 6.12(iii)" appearing in subclause (y)(i) of the parenthetical clause at the end of such Section.

              4. Section 6.11(vii) of the Credit Agreement is hereby amended by inserting the words "and Section 6.12(iv)" immediately after the words "Section 6.12(iii)" appearing therein.

              5. Section 6.12 of the Credit Agreement is hereby amended by (x) deleting the word "and" immediately preceding clause (iii) thereof and inserting in lieu thereof a comma and (y) inserting the following new clause (iv) at the end thereof:

              "and (iv) in addition to the sales permitted by clauses (i), (ii) and (iii) above, sales of Inventory in store closing sales at the four (4) retail locations set forth on Schedule 6.12-I, PROVIDED, that (x) the Liens on such Inventory granted to the Agent on behalf of the Banks shall attach to the proceeds of such sales,
              (y) 100% of the net proceeds of such sales (the "Section 6.12(iv) Proceeds") shall be applied (in the manner described in this clause (iv)(y)) to a prepayment of the outstanding Tranche B Loans (and to the simultaneous permanent reduction of the Total Tranche
              B Commitment by an amount that is equal to the amount that is applied to such prepayment of the Tranche B Loans), it being understood and agreed that (A) 70% of the funds on deposit in the segregated interest-bearing account referred to in subclause (z) below shall be applied to the Tranche B Loans and the Total
              Tranche B Commitment immediately following the deposit of such funds in such account and (B) the remaining balance of the funds on deposit in such account shall be so applied to the Tranche B Loans and the Total Tranche B Commitment no later than 60 days after the conclusion of the store closing sales permitted by this subclause (iv) (other than, in each case, such amount, if any, the entitlement to which may then be in dispute under the terms of the Purchase and License Agreement dated March 4, 1997 between the Borrower and Gordon Brothers Companies entered
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                                       3                          March 12, 1997


              into in connection with such store closing sales, with the amount thereof to which the Borrower is entitled to be paid over to the Agent for such application promptly upon the resolution of such dispute) and (z) all of the Section 6.12(iv) Proceeds shall, promptly after receipt, be deposited with the Agent in a segregated interest-bearing account and shall be maintained therein until the application of such Section 6.12(iv) Proceeds in accordance with the terms of the preceding subclause (y), it being expressly agreed that the funds maintained in such segregated interest-bearing account shall not be withdrawn or used for any purpose except in accordance with this Section 6.12(iv)."

              6. The Schedules to the Credit Agreement are hereby amended to include new Schedule 6.12-I thereto in the form of Annex A hereto.

         The Borrower, the Guarantors, the Agent and the Banks hereby acknowledge that the Four-Store Amendment Letter Agreement dated February 21, 1997 did not become effective and shall be of no force or effect.

         This Letter Agreement shall not become effective until the date on which (i) this Letter Agreement shall have been executed by the Borrower, the Guarantors and Banks constituting the Required Banks, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the Bankruptcy Court shall have entered an order (in form and substance satisfactory to the Agent) approving the payment on account of the principal of the Term Debt that is contemplated herein.

         This Letter Agreement shall be limited precisely as written and shall not be deemed to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or to prejudice any right or rights which the Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.

         This Letter Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same letter.

         This Letter Agreement shall be construed in accordance with and governed by the laws of the State of New York.
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                                       4                          March 12, 1997

         If you are in agreement with the foregoing, kindly sign the enclosed counterpart of this Letter Agreement and deliver such signed counterpart (by telecopy and by overnight delivery) to the Agent.

                                     Very truly yours,

                                     THE CALDOR CORPORATION


                                     By:___________________________
                                     Title:

                                     GUARANTORS:

                                     CALDOR, INC.-CT


                                     By:___________________________
                                     Title:

                                     CALDOR, INC.-NY


                                     By:___________________________
                                     Title:

                                     CAL LEASING, INC.


                                     By:___________________________
                                     Title:

                                     LACDOR REALTY CORP.


                                     By:___________________________
                                     Title:

                                     CALFAX, INC.


                                     By:___________________________
                                     Title:


                                     TRI-STATE ADVERTISING AGENCY, INC.


                                     By:___________________________
                                     Title:
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                                       5                          March 12, 1997


                                     PREMIER SERVICE PROGRAMS, INC.


                                     By:___________________________
                                     Title:

                                     CALDOR-SILVER SPRING, L.L.C.


                                     By:___________________________
                                     Title:

                                     CAL SILVER SPRING, INC.


                                     By:___________________________
                                     Title:



AGREED AND ACCEPTED:

_______________________________
         Name of Bank

By:____________________________
Title:
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                                                                      ANNEX A to
                                                            Four Store Amendment
                                                                Letter Agreement


                                 SCHEDULE 6.12-I
                                       to
                         AMENDED AND RESTATED REVOLVING
                          CREDIT AND GUARANTY AGREEMENT

                           LIST OF STORES TO BE CLOSED

   Store No.                       Store Location

     59                          514 East Main Street
                                 Westfield, Massachusetts

     66                          1842 Diamond Hill Road
                                 Woonsocket, Rhode Island

    163                          2501 Grand Concourse
                                 Bronx, New York

    188                          1009 Flatbush Avenue
                                 Brooklyn, New York